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                                                                   EXHIBIT 10.35

                               EIGHTH AMENDMENT TO

                           LOAN AND SECURITY AGREEMENT

         THIS EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of October 27, 2000, is entered into among FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA"), and Oakhurst Company, Inc., a Delaware corporation ("Oakhurst"), Steel City Products, Inc., a Delaware corporation ("SCPI"), Dowling's Fleet Service Co., Inc., a New York corporation ("DFS"), Oakhurst Management Corporation, a Texas corporation ("OMC"), Oakhurst Holdings, Inc., a Delaware corporation ("OH"), and G & O Sales Company, a Pennsylvania corporation ("G&O"), jointly and severally (individually, a "Borrower" and collectively "Borrowers").

                                    RECITALS

         A. Borrowers and FINOVA have previously entered into that certain Loan and Security Agreement dated as of March 28, 1996, as amended by that certain First Amendment to Loan and Security Agreement dated as of June, 1996, that certain Second Amendment to Loan and Security Agreement effective as of June 1, 1997, that certain Third Amendment to Loan and Security Agreement effective as of October 31, 1997, that certain Fourth Amendment to Loan and Security Agreement effective as of December 29, 1998, that certain Fifth Amendment to Loan and Security Agreement effective as of March 29, 1999, that certain Sixth Amendment to Loan and Security Agreement effective as of June 30, 2000 (the "Sixth Amendment"), and that certain Seventh Amendment to the Loan and Security Agreement effective as of October __, 2000 (collectively, the "Loan Agreement"), pursuant to which FINOVA has made certain loans and financial accommodations available to Borrowers. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

         B. Borrowers are now requesting FINOVA to amend and modify the Sixth Amendment to extend the payment date of the DFS Obligations from October 28, 2000 to November 30, 2000.

         C. FINOVA is willing to accommodate the foregoing requests upon the terms and conditions set forth below.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Amendment to Section 1.

         Section 1 of the Sixth Amendment is hereby amended and restated in its entirety as follows:


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         "Consent to the Acquisition Agreement. Finova hereby consents to the
Acquisition Agreement and agrees to release DFS and G&O from their Obligations to FINOVA and to terminate its security interests in the property of DFS and G&O; provided that the Acquisition Agreement shall have closed, and all Obligations owing to FINOVA on account of its Revolving Loans to DFS, including the outstanding principal balance thereof and all accrued but unpaid interest, fees and other charges thereon (collectively, the "DFS Obligations"), shall have been fully and finally paid and satisfied, all on or before November 30, 2000."

         2. Amendment to Section 3.

            Section 3 of the Sixth Amendment is hereby amended and restated in its entirety as follows:

            "Forbearance. So long as no Event of Default other than the Existing Default has occurred or hereafter occurs under the Loan Agreement or other Loan Documents, and provided that Borrowers fully and strictly perform and comply with all of the terms and provisions thereof, FINOVA shall forbear from exercising its default rights and remedies arising on account of the Existing Default until the earlier of (a) the date on which the Acquisition Agreement closes, (b) the date on which the Acquisition Agreement is terminated, or (c) November 30, 2000 (the earlier of such dates shall be referred to herein as the "DFS Maturity Date"). Except as expressly set forth in this Amendment, nothing contained herein shall be deemed a suspension or waiver of the Existing Default or any other Event of Default."

         2. Effectiveness of this Amendment. The effectiveness of this Amendment, the consents and agreements provided herein and any extension of credit by FINOVA to Borrowers as provided by this Amendment, is subject to the fulfillment of each of the following conditions:

            (a) Amendment. FINOVA shall have received this Amendment, fully executed in a sufficient number of counterparts for distribution to FINOVA and Borrowers.

            (b) Authorizations. FINOVA shall have received evidence that the execution, delivery and performance by each Borrower of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.

            (c) Representations and Warranties. The Representations and Warranties set forth in the Loan Agreement must be true and correct.

            (d) Other Required Documentation. All documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to FINOVA.

         3. Fees and Expenses. Each Borrower hereby confirms that pursuant to
Section 13.1 of the Loan Agreement, Borrowers shall reimburse FINOVA for all costs, fees and expenses incurred by FINOVA in connection with the negotiation, preparation, execution, delivery, administration and enforcement of this Amendment, including, but not limited to, attorneys' fees.


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         4. Representations and Warranties. The Borrowers, jointly and severally, represent and warrant as follows:

            (a) Authority. Each Borrower has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by each Borrower of this Amendment, and the performance by each Borrower of each Loan Document (as amended or modified hereby) to which it is a party have been duly approved by all necessary corporate action of such Borrower and no other corporate proceedings on the part of such Borrower are necessary to consummate such transactions.

            (b) Enforceability. This Amendment has been duly executed and delivered by each Borrower. This Amendment and each Loan Document (as amended or modified hereby) is the legal, valid and binding obligation of each Borrower hereto or thereto, enforceable against such Borrower in accordance with its terms, and is in full force and effect.

            (c) Representations and Warranties. The representations and warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

            (d) No Default. No event has occurred and is continuing that constitutes an Event of Default, other than the Existing Default (as defined in the Sixth Amendment to Loan and Security Agreement).

         5. CHOICE OF LAW. THIS AMENDMENT SHALL BE INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE CONFLICT OF LAWS RULES) OF THE STATE OF ARIZONA GOVERNING CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. EACH BORROWER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF MARICOPA, THE STATE OF ARIZONA OR, AT THE SOLE OPTION OF FINOVA, IN ANY OTHER COURT IN WHICH FINOVA SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH BORROWER WAIVES ANY OBJECTION OF FORUM NON CONVENIENS AND VENUE. EACH BORROWER WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON THEM, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE IN THE MANNER SET FORTH IN SECTION 19.13 OF THE LOAN AGREEMENT FOR THE GIVING OF NOTICE. EACH BORROWERS FURTHER WAIVES ANY RIGHT THEY MAY OTHERWISE HAVE TO COLLATERALLY ATTACK ANY JUDGMENT ENTERED AGAINST THEM.

         6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this



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Amendment or by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

         7. Reference to and Effect on the Loan Documents.

            (a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

            (b) Except as specifically amended above, the Loan Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of each Borrower to FINOVA.

            (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any FINOVA under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

            (d) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions in the Loan Documents are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

         8. Ratification. Each Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

         9. Estoppel. To induce FINOVA to enter into this Amendment and to continue to make advances to Borrowers under the Loan Agreement, each Borrower hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Event of Default other than the Existing Default (as defined in the Sixth Amendment to Loan and Security Agreement), and no right of offset, defense, counterclaim or objection in favor of any Borrower as against FINOVA with respect to the Obligations.

                     [THIS SPACE INTENTIONALLY LEFT BLANK.]


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         IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

                                      FINOVA CAPITAL CORPORATION



                                      By: /s/ FRANK MONZO
                                         ---------------------------------------
                                      Name:   Frank Monzo
                                           -------------------------------------
                                      Title:  Vice President
                                            ------------------------------------



                                      OAKHURST COMPANY, INC.



                                      By: /s/ MAARTEN HEMSLEY
                                         ---------------------------------------
                                      Name:   Maarten Hemsley
                                           -------------------------------------
                                      Title:  President
                                            ------------------------------------


                                      STEEL CITY PRODUCTS, INC.



                                      By: /s/ MAARTEN HEMSLEY
                                         ---------------------------------------
                                      Name:   Maarten Hemsley
                                           -------------------------------------
                                      Title:  Chief Financial Officer
                                            ------------------------------------


                                      DOWLING'S FLEET SERVICE CO.



                                      By: /s/ MAARTEN HEMSLEY
                                         ---------------------------------------
                                      Name:   Maarten Hemsley
                                           -------------------------------------
                                      Title:  Director
                                            ------------------------------------



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                                      OAKHURST MANAGEMENT CORPORATION



                                      By: /s/ MAARTEN HEMSLEY
                                         ---------------------------------------
                                      Name:   Maarten Hemsley
                                           -------------------------------------
                                      Title:  Director
                                            ------------------------------------


                                      OAKHURST HOLDINGS, INC.



                                      By: /s/ MAARTEN HEMSLEY
                                         ---------------------------------------
                                      Name:   Maarten Hemsley
                                           -------------------------------------
                                      Title:  Director
                                            ------------------------------------


                                      G & O SALES COMPANY



                                      By: /s/ MAARTEN HEMSLEY
                                         ---------------------------------------
                                      Name:   Maarten Hemsley
                                           -------------------------------------
                                      Title:  Director
                                            ------------------------------------